UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

HEALTHY CHOICE WELLNESS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-42274	88-4128927
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3800 N. 28th Way, #1

Hollywood, Florida 33020

(Address of Principal Executive Office) (Zip Code)

305-600-5004

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	HCWC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement

Healthy Choice Wellness Corp. (the “Company” or “HCWC”) entered into the First Amendment to the Amended and Restated Securities Purchase Agreement (the “SPA Amendment”), pursuant to which the Company will issue 1,313 shares (the ‘Shares”) of its Series A Convertible Preferred Stock (the “HCWC Preferred Stock”) to four investors (the “Purchasers”) in exchange for the waiver by the Purchasers of certain rights to participate in future equity offerings of the HCWC. The Shares will be convertible into 951,087 shares of the Company’s Class A Common Stock at a conversion price of $1.38 per share. The SPA Amendment amends the Securities Purchase Agreements originally entered into between HCWC and the Purchasers on May 12, 2025 and November 11, 2025.

The foregoing description of the SPA Amendment is a summary and is qualified in its entirety by reference to the provisions thereof, a copy of which is attached to this Current Report as Exhibit 10.1, which is incorporated by reference herein.

ITEM 3.02. Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item. The issuances of the Shares and the shares of HCWC Class A Common Stock issuable upon conversion thereof were exempt from registration pursuant to the provisions Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D, as promulgated by the Commission. The shares of HCWC Preferred Stock and the shares of HCWC Class A Common Stock into which they may be converted constitute restricted securities that may not be offered or sold absent their registration for resale or the availability of an exemption therefrom.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

See Item 5.03 herein for a discussion of the terms of the HCWC Preferred Stock.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 31, 2026, the Company filed a Certificate of Amendment to the Second Amended and Restated Certificate of Designations of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (“Amendment”) with the Secretary of State of the State of Delaware. The number of shares of HCWC Preferred Stock designated was increased from 5,250 to7,000. As part of the Amendment, the Purchasers’ rights to participate in future equity offerings has been cancelled.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Healthy Choice Wellness Corp. Certificate of Amendment to the Second Amended and Restated Certificate of Designation of Preferences, Rights And Limitations of Series A Convertible Preferred Stock

10.1	First Amendment to Amended and Restated Securities Purchase Agreement, dated as of May 27, 2026, by and between Healthy Choice Wellness Corp. and the investors named therein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHY CHOICE WELLNESS CORP.

Date:	August 6, 2026	By:	/s/ Jeffrey E. Holman
Jeffrey E. Holman
Chief Executive Officer